Supplement dated June 29, 2026

to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses, each dated April 27, 2026, as supplemented, for:

Apex VUL®

On or prior to April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in all states.

After April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in California and New York

and by C.M. Life Insurance Company in all other states.

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses:

●	Effective June 15, 2026, Nomura Corporate Research and Asset Management Inc. became a sub-advisor to the Nomura VIP Asset Strategy Series.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216 8 a.m.–8 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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